SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) May 28, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
              Servicing Agreement, dated as of May 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-5)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

        New Jersey             33-5042               21-0627285
        ----------             -------               ----------
     (State or other         (Commission          (I.R.S. Employer
      jurisdiction           File Number)        Identification No.)
     of incorporation)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




  Registrant's telephone number, including area code   (609) 661-6100
                                                       --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On May 28, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-5 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-5") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 8, 1997 as supplemented by the Prospectus Supplement dated May 27, 1997.

The original principal balance of each Class of the Certificates is as follows:

                  Class A1      $31,189,544.00
                  Class A2     $201,185,712.00
                  Class A3       $6,100,000.00
                  Class A4       $1,950,000.00
                  Class A5       $9,932,841.00
                  Class A6     $207,451,189.00
                  Class A7      $10,500,000.00
                  Class PO1        $135,619.83
                  Class PO2        $499,637.98
                  Class M        $7,346,391.00
                  Class B1       $4,897,594.00
                  Class B2       $3,673,196.00
                  Class B3       $2,448,797.00
                  Class B4         $734,639.00
                  Class B5       $1,714,159.53
                  Class R              $100.00
                  Class S1               (1)
                  Class S2               (2)
                              ----------------
                  Total :      $489,759,420.34


(1) The Class S1 Certificates are issued with an initial
Notional Principal Balance of $133,352,920.86 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing Agreement).

(2) The Class S2 Certificates are issued with an initial
Notional Principal Balance of $326,156,871.46 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing Agreement).

The initial Junior Percentage and Senior Percentage for Pool 1997-5 are approximately 4.26% and 95.74%, respectively. The initial Category A Percentage and Category B Percentage are approximately 10.50% and 89.50%, respectively. The initial Category A Senior Percentage and Category B Senior Percentage are approximately 10.05% and 85.69%, respectively. The initial Category A Group I Senior Percentage and Category B Group I Senior Percentage are approximately 8.02% and 44.56%, respectively. The initial Category A Group II Senior Percentage and Category B Group II Senior Percentage are approximately 2.03% and 41.13%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-5 as of the initial issuance of the Certificates are $100,000, $14,692,783 and $4,897,594, respectively, representing approximately 0.02%, 3.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of May 1, 1997 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1997-5
-----------

Pool 1997-5 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $489,759,420.34. Solely for purposes of calculating distributions of interest on the Class S1 and Class S2 Certificates and distributions of principal on the Class PO1 and Class PO2 Certificates, the Mortgage Loans will be comprised of two groups ("Loan Group 1" and "Loan Group 2," respectively, and each, a "Loan Group"). References herein to Pool 1997-5 shall refer to all of the Mortgage Loans in both of the Loan Groups.

The interest rates (the "Mortgage Rates") borne by the 1,806 Mortgage Loans conveyed by GECMSI to the Trust Fund range from 6.7500% to 9.8750% and the weighted average Mortgage Rate as of the Cutoff Date is 8.0958% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). The interest rates borne by the 513 Mortgage Loans constituting Loan Group 1 range from 7.5000% to 9.3750% and the weighted average Mortgage Rate as of the Cut-off Date for the Mortgage Loans in Loan Group 1 is 8.1918% per annum. The interest rates borne by the 1,293 Mortgage Loans constituting Loan Group 2 range from 6.7500% to 9.8750% and the weighted average Mortgage Rate as of the Cut-off Date for the Mortgage Loans in Loan Group 2 is 8.0577% per annum. At origination, the principal balances of the Mortgage Loans in Pool 1997-5 ranged from $27,300.00 to $1,000,000.00, and, as of the
Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-5 is $271,184.62 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. At origination, the principal balances of the Mortgage Loans in Loan Group 1 ranged from $27,300.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 is $271,132.16 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. At origination, the principal balances of the Mortgage Loans in Loan Group 2 ranged from $29,900.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 is $271,205.43 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-5 is October 1993, and the latest scheduled maturity date of any such Mortgage Loan is May 2027. The earliest origination date of any Mortgage Loan in Loan Group 1 is August 1996, and the latest scheduled maturity date of any such Mortgage Loan is April 2027. The earliest origination date of any Mortgage Loan in Loan Group
2 is October 1993, and the latest scheduled maturity date of any such Mortgage Loan is May 2027. The weighted average loan-to-value ratio, at origination, of the Mortgage Loans in Pool 1997-5 is 78.3376%. The weighted average loan-to-value ratio, at origination, of the Mortgage Loans in Loan Group 1 is 74.7895%. The weighted average loan-to-value ratio, at origination, of the Mortgage Loans in Loan Group 2 is 79.7450%.

The Mortgage Loans in Loan Group 1 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Loan Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      7.5000%            8          $2,399,314.40           1.7250%
      7.6250%           13          $3,338,561.23           2.4003%
      7.7500%           34         $10,190,818.93           7.3267%
      7.8750%           54         $16,493,564.55          11.8581%
      8.0000%           83         $24,138,365.99          17.3545%
      8.1250%           63         $18,629,561.57          13.3938%
      8.2500%           56         $16,086,716.25          11.5656%
      8.3750%           61         $16,957,375.81          12.1916%
      8.5000%           54         $12,342,383.47           8.8736%
      8.6250%           28          $6,588,364.16           4.7367%
      8.7500%           27          $5,305,497.54           3.8144%
      8.8750%           17          $3,207,915.41           2.3063%
      9.0000%            8          $1,255,829.17           0.9029%
      9.1250%            3            $488,637.01           0.3513%
      9.2500%            3          $1,210,622.04           0.8704%
      9.3750%            1            $457,268.96           0.3288%
                      ----        ---------------         ---------
        Total          513        $139,090,796.49         100.0000%

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Loan Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.7500%            1             $65,463.76           0.0187%
      7.1250%            2            $561,933.76           0.1602%
      7.2500%            1            $229,320.96           0.0654%
      7.3750%            7          $1,933,294.49           0.5513%
      7.5000%           25          $7,153,578.97           2.0400%
      7.6250%           43         $12,319,032.45           3.5130%
      7.7500%          155         $42,595,076.39          12.1468%
      7.8750%          230         $63,548,894.37          18.1222%
      7.9500%            1            $175,630.87           0.0501%
      8.0000%          252         $69,453,635.16          19.8061%
      8.1250%          167         $43,799,700.13          12.4903%
      8.2500%          189         $50,886,314.69          14.5112%
      8.3750%           89         $23,110,380.75           6.5904%
      8.5000%           71         $18,067,273.72           5.1522%
      8.6250%           23          $6,203,029.90           1.7689%
      8.7500%           17          $4,785,531.95           1.3647%
      8.8750%           12          $3,656,085.16           1.0426%
      9.0000%            5          $1,289,356.60           0.3677%
      9.1250%            1            $273,450.00           0.0780%
      9.2500%            1            $343,339.77           0.0979%
      9.8750%            1            $218,300.00           0.0623%
                      ----        ---------------         ---------
        Total        1,293        $350,668,623.85         100.0000%

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.7500%            1             $65,463.76           0.0134%
      7.1250%            2            $561,933.76           0.1147%
      7.2500%            1            $229,320.96           0.0468%
      7.3750%            7          $1,933,294.49           0.3947%
      7.5000%           33          $9,552,893.37           1.9505%
      7.6250%           56         $15,657,593.68           3.1970%
      7.7500%          189         $52,785,895.32          10.7779%
      7.8750%          284         $80,042,458.92          16.3432%
      7.9500%            1            $175,630.87           0.0359%
      8.0000%          335         $93,592,001.15          19.1098%
      8.1250%          230         $62,429,261.70          12.7469%
      8.2500%          245         $66,973,030.94          13.6747%
      8.3750%          150         $40,067,756.56           8.1811%
      8.5000%          125         $30,409,657.19           6.2091%
      8.6250%           51         $12,791,394.06           2.6118%
      8.7500%           44         $10,091,029.49           2.0604%
      8.8750%           29          $6,864,000.57           1.4015%
      9.0000%           13          $2,545,185.77           0.5197%
      9.1250%            4            $762,087.01           0.1556%
      9.2500%            4          $1,553,961.81           0.3173%
      9.3750%            1            $457,268.96           0.0934%
      9.8750%            1            $218,300.00           0.0446%
                      ----        ---------------         ---------
        Total        1,806        $489,759,420.34         100.0000%

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Loan Group 1 :

                                            AGGREGATE        % OF LOAN
                                             BALANCES         GROUP BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600      165      $19,693,965.93         14.1591%
    $214,601  -  250,000       83      $19,523,941.66         14.0368%
    $250,001  -  300,000      110      $30,162,985.82         21.6858%
    $300,001  -  350,000       45      $14,662,249.62         10.5415%
    $350,001  -  400,000       31      $11,729,982.23          8.4333%
    $400,001  -  450,000       25      $10,700,342.75          7.6931%
    $450,001  -  600,000       33      $17,175,659.65         12.3485%
    $600,001  -  650,000       13       $8,240,148.48          5.9243%
    $650,001  - 1,000,000+      8       $7,201,520.35          5.1776%
                             ----     ---------------        ---------
                   Total      513     $139,090,796.49        100.0000%

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Loan Group 1 is $999,362.33.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Loan Group 1 is $27,284.69.

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Loan Group 2 :

                                            AGGREGATE        % OF LOAN
                                             BALANCES         GROUP BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600      183      $21,752,472.86          6.2031%
    $214,601  -  250,000      367      $85,844,087.98         24.4802%
    $250,001  -  300,000      384     $105,490,629.61         30.0827%
    $300,001  -  350,000      157      $51,298,623.35         14.6288%
    $350,001  -  400,000      108      $40,233,435.02         11.4734%
    $400,001  -  450,000       45      $19,016,513.16          5.4229%
    $450,001  -  600,000       37      $18,888,417.99          5.3864%
    $600,001  -  650,000       10       $6,356,675.06          1.8127%
  $650,001  - 1,000,000+        2       $1,787,768.82          0.5098%
                             ----     ---------------        ---------
                   Total    1,293     $350,668,623.85        100.0000%

The largest outstanding Mortgage Loan Scheduled Principal Balance, as of the Cut-off Date, in Loan Group 2 is $999,311.81

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Loan Group 2 is $29,861.73.

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-5:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  214,600      348      $41,446,438.79          8.4626%
    $214,601  -  250,000      450     $105,368,029.64         21.5142%
    $250,001  -  300,000      494     $135,653,615.43         27.6982%
    $300,001  -  350,000      202      $65,960,872.97         13.4680%
    $350,001  -  400,000      139      $51,963,417.25         10.6100%
    $400,001  -  450,000       70      $29,716,855.91          6.0676%
    $450,001  -  600,000       70      $36,064,077.64          7.3636%
    $600,001  -  650,000       23      $14,596,823.54          2.9804%
    $650,001  - 1,000,000+     10       $8,989,289.17          1.8354%
                             ----     ---------------        ---------
                   Total    1,806     $489,759,420.34        100.0000%

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-5 is $999,362.33.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-5 is $27,284.69.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Loan Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1996           11          $3,020,734.38           2.1718%
         1997          502        $136,070,062.11          97.8282%
                      ----        ---------------         ---------
        Total          513        $139,090,796.49         100.0000%


c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Loan Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1993            1            $286,154.48           0.0816%
         1994            1            $277,976.72           0.0793%
         1996           42         $11,409,393.12           3.2536%
         1997         1249        $338,695,099.53          96.5855%
                      ----        ---------------         ---------
        Total        1,293        $350,668,623.85         100.0000%

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1993            1            $286,154.48           0.0584%
         1994            1            $277,976.72           0.0568%
         1996           53         $14,430,127.50           2.9464%
         1997        1,751        $474,765,161.64          96.9384%
                      ----        ---------------         ---------
        Total        1,806        $489,759,420.34         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Loan Group 1:

            LOAN-                           AGGREGATE        % OF LOAN
          TO-VALUE                           BALANCES         GROUP BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        31       $8,111,253.92          5.8316%
      50.001  -   60.00        20       $4,619,601.59          3.3213%
      60.001  -   70.00        93      $26,217,170.23         18.8490%
      70.001  -   75.00        91      $24,664,818.29         17.7329%
      75.001  -   80.00       200      $53,695,392.89         38.6046%
      80.001  -   85.00         7       $2,303,529.22          1.6561%
      85.001  -   90.00        44      $12,928,140.38          9.2947%
      90.001  -   95.00        27       $6,550,889.97          4.7098%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total             513     $139,090,796.49        100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Loan Group 2:

            LOAN-                           AGGREGATE        % OF LOAN
          TO-VALUE                           BALANCES         GROUP BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        22       $7,180,585.41          2.0477%
      50.001  -   60.00        42      $13,851,143.28          3.9499%
      60.001  -   70.00       110      $33,330,956.49          9.5050%
      70.001  -   75.00       130      $37,963,826.25         10.8261%
      75.001  -   80.00       512     $149,351,893.34         42.5906%
      80.001  -   85.00        27       $6,993,923.21          1.9945%
      85.001  -   90.00       194      $49,494,580.04         14.1143%
      90.001  -   95.00       256      $52,501,715.83         14.9719%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total           1,293     $350,668,623.85        100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-5:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        53      $15,291,839.33          3.1223%
      50.001  -   60.00        62      $18,470,744.87          3.7714%
      60.001  -   70.00       203      $59,548,126.72         12.1586%
      70.001  -   75.00       221      $62,628,644.54         12.7876%
      75.001  -   80.00       712     $203,047,286.23         41.4586%
      80.001  -   85.00        34       $9,297,452.43          1.8984%
      85.001  -   90.00       238      $62,422,720.42         12.7456%
      90.001  -   95.00       283      $59,052,605.80         12.0575%
      95.001  -  100.00         0               $0.00          0.0000%
            Total           1,806     $489,759,420.34        100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Loan Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              451        $125,064,100.51          89.9155%
Single-family
 attached               27          $6,018,057.69           4.3267%
Condominium             32          $6,950,152.22           4.9968%
2 - 4 Family Units       3          $1,058,486.07           0.7610%
                      ----        ---------------         ---------
Total                  513        $139,090,796.49         100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Loan Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached            1,186        $325,681,481.65          92.8744%
Single-family
 attached               39          $9,391,883.98           2.6783%
Condominium             53         $11,058,570.07           3.1536%
2 - 4 Family Units      15          $4,536,688.15           1.2937%
                      ----        ---------------         ---------
Total                1,293        $350,668,623.85         100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached            1,637        $450,745,582.16          92.0341%
Single-family
 attached               66         $15,409,941.67           3.1464%
Condominium             85         $18,008,722.29           3.6771%
2 - 4 Family Units      18          $5,595,174.22           1.1424%
                      ----        ---------------         ---------
Total                1,806        $489,759,420.34         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by mortgagors at origination in Loan Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         489        $133,789,606.71          96.1887%
Vacation                24          $5,301,189.78           3.8113%
Investment               0                  $0.00           0.0000%
                      ----        ---------------         ---------
Total                  513        $139,090,796.49         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by mortgagors at origination in Loan Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied       1,255        $342,323,025.74          97.6201%
Vacation                30          $7,318,868.14           2.0871%
Investment               8          $1,026,729.97           0.2928%
                      ----        ---------------         ---------
Total                1,293        $350,668,623.85         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied       1,744        $476,112,632.45          97.2136%
Vacation                54         $12,620,057.92           2.5768%
Investment               8          $1,026,729.97           0.2096%
                      ----        ---------------         ---------
Total                1,806        $489,759,420.34         100.0000%

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool Loan
    Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  3            $406,027.51           0.2919%
Arizona                 20          $6,068,646.29           4.3631%
California             129         $43,122,497.45          31.0032%
Colorado                30          $8,003,412.86           5.7541%
Delaware                 1             356,778.10           0.2565%
Florida                 61         $14,507,143.12          10.4300%
Georgia                 24          $5,846,881.14           4.2036%
Idaho                    2            $534,733.81           0.3844%
Iowa                     1            $291,907.28           0.2099%
Illinois                 7          $2,037,175.41           1.4646%
Louisiana                9          $1,814,170.89           1.3043%
Maine                    1             $53,565.82           0.0385%
Massachusetts            6            $956,892.44           0.6880%
Maryland                15          $4,521,129.67           3.2505%
Michigan                23          $4,944,032.15           3.5545%
Minnesota                6          $2,123,034.82           1.5264%
Missouri                 6          $1,363,340.21           0.9802%
Montana                  1            $234,706.46           0.1687%
North Carolina          13          $3,325,993.61           2.3912%
New Mexico               6          $1,463,533.39           1.0522%
Nevada                   7          $1,931,960.86           1.3890%
Ohio                     9            $961,033.93           0.6909%
Oklahoma                 7          $1,015,483.87           0.7301%
Oregon                   7          $1,273,032.45           0.9153%
Pennsylvania             6          $2,035,908.94           1.4637%
Rhode Island             3            $568,460.86           0.4087%
South Carolina           7          $2,179,974.10           1.5673%
Tennessee                5            $728,176.06           0.5235%
Texas                   35         $11,169,641.63           8.0305%
Utah                    16          $3,826,649.79           2.7512%
Virginia                 7          $1,896,989.84           1.3639%
Vermont                  3            $163,551.10           0.1176%
Washington              35          $9,203,149.10           6.6166%
West Virginia            2            $161,181.53           0.1159%
                      ----        ---------------         ---------
Total                  513        $139,090,796.49         100.0000%

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Loan
    Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  8          $2,052,289.34           0.5853%
Arkansas                 2            $242,661.03           0.0692%
Arizona                 47         $12,094,487.07           3.4490%
California             499        $145,722,376.04          41.5556%
Colorado                33          $9,109,559.07           2.5978%
Connecticut             20          $6,265,167.39           1.7866%
Dist of Columbia         2            $705,076.90           0.2011%
Delaware                 6          $1,627,359.62           0.4641%
Florida                 43          $9,961,519.47           2.8407%
Georgia                 28          $7,856,155.17           2.2403%
Hawaii                   1            $407,834.08           0.1163%
Idaho                    3            $892,978.80           0.2547%
Iowa                     3            $650,972.96           0.1856%
Illinois                28          $6,786,984.46           1.9354%
Indiana                 10          $2,150,509.06           0.6133%
Kansas                   1            $238,000.00           0.0679%
Kentucky                 5          $1,198,670.02           0.3418%
Louisiana               13          $3,110,964.86           0.8872%
Massachusetts           48         $12,657,885.73           3.6096%
Maryland                63         $18,443,264.79           5.2595%
Michigan                 2            $184,820.06           0.0527%
Minnesota               13          $3,187,551.58           0.9090%
Missouri                 4            $858,960.60           0.2449%
Mississippi              3            $592,720.65           0.1690%
Montana                  1            $269,832.18           0.0769%
North Carolina          13          $3,038,418.38           0.8665%
Nebraska                 2            $415,551.63           0.1185%
New Hampshire            2            $527,469.51           0.1504%
New Jersey              77         $19,733,645.70           5.6274%
New Mexico               7          $2,010,276.88           0.5733%
Nevada                  14          $3,698,805.44           1.0548%
New York                40         $11,344,414.04           3.2351%
Ohio                    30          $5,439,981.71           1.5513%
Oklahoma                 4            $810,613.04           0.2312%
Oregon                   7          $1,689,925.83           0.4819%
Pennsylvania            15          $3,663,940.90           1.0448%
Rhode Island             3            $721,985.85           0.2059%
South Carolina           7          $1,423,808.68           0.4060%
Tennessee                8          $2,525,746.80           0.7203%
Texas                   74         $19,066,284.65           5.4371%
Utah                     6          $1,798,555.06           0.5129%
Virginia                60         $17,218,125.64           4.9101%
Vermont                  1            $322,314.45           0.0919%
Washington              20          $4,917,516.95           1.4023%
Wisconsin               16          $2,802,788.44           0.7993%
Wyoming                  1            $229,853.34           0.0655%
                      ----        ---------------         ---------
Total                1,293        $350,668,623.85         100.0000%

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                 11          $2,458,316.85           0.5019%
Arkansas                 2            $242,661.03           0.0495%
Arizona                 67         $18,163,133.36           3.7086%
California             628        $188,844,873.49          38.5588%
Colorado                63         $17,112,971.93           3.4942%
Connecticut             20          $6,265,167.39           1.2792%
Dist of Columbia         2            $705,076.90           0.1440%
Delaware                 7          $1,984,137.72           0.4051%
Florida                104         $24,468,662.59           4.9961%
Georgia                 52         $13,703,036.31           2.7979%
Hawaii                   1            $407,834.08           0.0833%
Idaho                    5          $1,427,712.61           0.2915%
Iowa                     4            $942,880.24           0.1925%
Illinois                35          $8,824,159.87           1.8017%
Indiana                 10          $2,150,509.06           0.4391%
Kansas                   1            $238,000.00           0.0486%
Kentucky                 5          $1,198,670.02           0.2447%
Louisiana               22          $4,925,135.75           1.0056%
Maine                    1             $53,565.82           0.0109%
Massachusetts           54         $13,614,778.17           2.7799%
Maryland                78         $22,964,394.46           4.6889%
Michigan                25          $5,128,852.21           1.0472%
Minnesota               19          $5,310,586.40           1.0843%
Missouri                10          $2,222,300.81           0.4538%
Mississippi              3            $592,720.65           0.1210%
Montana                  2            $504,538.64           0.1030%
North Carolina          26          $6,364,411.99           1.2995%
Nebraska                 2            $415,551.63           0.0848%
New Hampshire            2            $527,469.51           0.1077%
New Jersey              77         $19,733,645.70           4.0293%
New Mexico              13          $3,473,810.27           0.7093%
Nevada                  21          $5,630,766.30           1.1497%
New York                40         $11,344,414.04           2.3163%
Ohio                    39          $6,401,015.64           1.3070%
Oklahoma                11          $1,826,096.91           0.3729%
Oregon                  14          $2,962,958.28           0.6050%
Pennsylvania            21          $5,699,849.84           1.1638%
Rhode Island             6          $1,290,446.71           0.2635%
South Carolina          14          $3,603,782.78           0.7358%
Tennessee               13          $3,253,922.86           0.6644%
Texas                  109         $30,235,926.28           6.1736%
Utah                    22          $5,625,204.85           1.1486%
Virginia                67         $19,115,115.48           3.9030%
Vermont                  4            $485,865.55           0.0992%
Washington              55         $14,120,666.05           2.8832%
Wisconsin               16          $2,802,788.44           0.5723%
West Virginia            2            $161,181.53           0.0329%
Wyoming                  1            $229,853.34           0.0469%
                      ----        ---------------         ---------
Total                1,806        $489,759,420.34         100.0000%

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Loan Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            5            $462,739.37           0.3327%
         2022            3            $775,203.22           0.5573%
         2026            6          $1,619,592.48           1.1644%
         2027          499        $136,233,261.42          97.9456%
                      ----        ---------------         ---------
        Total          513        $139,090,796.49         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Loan Group 1 calculated as of the Cut-off Date is 358 months.

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Loan Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            2            $542,605.27           0.1547%
         2021            1            $277,976.72           0.0793%
         2023            1            $286,154.48           0.0816%
         2025            1            $274,702.40           0.0783%
         2026           26          $7,792,432.29           2.2222%
         2027        1,262        $341,494,752.69          97.3839%
                      ----        ---------------         ---------
        Total        1,293        $350,668,623.85         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Loan Group 2 calculated as of the Cut-off Date is 359 months.

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            7          $1,005,344.64           0.2053%
         2021            1            $277,976.72           0.0568%
         2022            3            $775,203.22           0.1583%
         2023            1            $286,154.48           0.0584%
         2025            1            $274,702.40           0.0561%
         2026           32          $9,412,024.77           1.9218%
         2027        1,761        $477,728,014.11          97.5433%
                      ----        ---------------         ---------
        Total        1,806        $489,759,420.34         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-5 calculated as of the Cut-off Date is 358 months.


i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Loan Group 1:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               252         $72,344,550.39          52.0125%
Rate Term/Refinance    121         $36,693,313.89          26.3808%
Cash-out Refinance     140         $30,052,932.21          21.6067%
Total                  513        $139,090,796.49         100.0000%

i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Loan Group 2:

                                        AGGREGATE         % OF LOAN
                                         BALANCES          GROUP BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               942        $248,293,507.05          70.8058%
Rate Term/Refinance    280         $82,550,662.66          23.5409%
Cash-out Refinance      71         $19,824,454.14           5.6533%
Total                1,293        $350,668,623.85         100.0000%


i)  The following table sets forth information, as of the Cut-off
    Date, with respect to the purpose of the Mortgage Loans in Pool 1997-5:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase             1,194        $320,638,057.44          65.4685%
Rate Term/Refinance    401        $119,243,976.55          24.3475%
Cash-out Refinance     211         $49,877,386.35          10.1840%
Total                1,806        $489,759,420.34         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of March 21, 1996, and the related Terms Agreement, dated as of May 27, 1997, for the Series 1997-5 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

4.1    The Pooling and Servicing Agreement for the Series 1997-5
       Certificates, dated as of May 1, 1997, between GE Capital
       Mortgage Services, Inc., as seller and servicer, and State
       Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By: /s/ Syed W. Ali
                                         -------------------
                                      Name: Syed W. Ali
                                      Title: Vice President







Dated as of May 28, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                GE Capital Mortgage Services, Inc.



                                      By:
                                         -------------------
                                      Name: Syed W. Ali
                                      Title: Vice President







Dated as of May 28, 1997

                              EXHIBIT INDEX




The exhibits are being filed herewith:


---------------------------------------------------------------------------
   EXHIBIT NO.                DESCRIPTION                   PAGE
---------------------------------------------------------------------------

       1.1             The Underwriting Agreement,
                       dated as of March 21, 1996, and
                       the related Terms Agreement,
                       dated as of May 27, 1997,
                       between GE Capital Mortgage
                       Services, Inc. and Donaldson,
                       Lufkin & Jenrette Securities
                       Corporation.

       4.1             The Pooling and Servicing
                       Agreement for the Series for the
                       Series 1997-5 Certificates, dated
                       as of May 1, 1997, between GE
                       Capital Mortgage Services, Inc.,
                       as seller and servicer, and State
                       Street Bank and Trust Company,
                       as trustee.
---------------------------------------------------------------------------